Share Buyback Programme	6 Months Ended
Jun. 30, 2018
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Share Buyback Programme

10 SHARE BUYBACK PROGRAMME

On 19 April 2018 Unilever announced a share buyback programme of up to €6 billion to return the expected after-tax proceeds from the spreads disposal. At 30 June 2018 the Group has repurchased 53,040,783 ordinary shares as part of the programme for €2,514 million. Cash paid for the repurchase of shares was €2,246 million and €268 million is shown within current financial liabilities. These shares have not been cancelled and are recognised as treasury shares with the cost reported within other reserves.